Exhibit 99.2 Dine Brands Agrees to Acquire Fuzzy’s Taco Shop Investor Presentation December 5, 2022 1

CIM p.9 (the red page) 2

A Fast-Casual Mexican Restaurant Concept

About the Brand:

- Fast-casual restaurant concept serving Mexican favorites with a Baja-twist
- Highly-franchised, fast-growing brand
- Differentiated brand with a distinct identity
- Offering an engaging and modern dining experience to a loyal customer base


100%
50%
0%
Dinner 52%
Lunch 42%
Breakfast 6%
Daypart
Off-Premise 40%
Dine In 60%
Sales Mix

Key Metrics and Financial Disclosures:

- 138 units, 18 states
- 98% franchised
- 51 total franchisees
- Development pipeline with over 125 contracted obligations
- ~ $1.6M AUVs
- ~ $230M systemwide sales
- +3% comp same store sales

Experienced Brand Leaders



Paul Damico
Chief Executive Officer
Focus Brands
HMS Host
Food Brand
Naf Naf
Global Franchise Group
Moe's Southwest Grill



Scott Shotter
Chief Operating Officer
Backyard Burgers
Moe's Southwest Grill
Condado
SSP America
Food Brand
HMS Host

Note: 138 units, 18 states (as of 12/5/2022); ~$1.6M AUVs (2022 est.); ~$230M systemwide sales (2022 est.); +3 comp same store sales (YTD October 2022); daypart and sales mix (2022 est.)

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Transaction Highlights Financials • Fast-casual restaurant concept serving Mexican favorites All cash with a Baja-twist purchase price of $80M • An additional, complementary platform for growth Net of tax benefits, the purchase price is $70 million ~ • Further portfolio diversification and increased exposure to the growing Mexican and fast-casual categories Meaningful financial upside from growth, synergies and • Opportunity to accelerate growth and leverage system scale economies of scale • Asset light and highly franchised business model Line of sight into development • Strong economics supported by a hybrid counter pipeline with over 125 contracted obligations service/dine in model Immediately accretive to growth • Continued investment in Applebee’s and IHOP, while also and earnings returning capital to shareholders Expect to maintain a significant • Complementary day part balance in relation to Dine’s existing capital return to shareholders brands with a high off-premise mix through dividends and repurchases. 4

The Next Iconic Dine Brand • Fuzzy’s brand is clearly defined and differentiated: a self-declared ‘bad-ass’, offering a one-of-a-kind dining experience and a deep emotional connection with customers • Fuzzy’s outperforms the competition, including more boutique offerings, across key metrics including consumer awareness and net promoter score • In 18 states today, Fuzzy’s has a robust development pipeline and national scalability with coast-to-coast customer appeal • There is a strong value alignment and cultural fit between Fuzzy’s, Dine Brands and Applebee’s and IHOP 5

6 Highly Confidential

Broad Menu of Authentic, Hand-Crafted Favorites

Get it Started

- ★ Our Famous Chips & Queso
  with Chorizo or Ground Beef
- Chips & Fire-Roasted Salsa
- Chips & Guacamole

Salads

Lettuce mix, tomatoes, onions, shredded cheese, feta, cilantro & tortilla strips

- Shredded Chicken
- Shredded Brisket
- ★ Fajita Chicken or Fajita Beef
- Shrimp *Grilled or Tempura*
- Grilled Veggie

Nachos

Piled high with shredded cheese, queso, feta, pico de gallo & garlic sauce

- ★ Shredded Chicken
- Shredded Brisket
- Fajita Beef or Fajita Chicken
- Seasoned Ground Beef
- Spicy Pork

Quesadillas

Filled with shredded cheese, pico de gallo & garlic sauce. Served with pico de gallo & sour cream

- ★ Shredded Chicken
- Shredded Brisket
- Fajita Beef or Fajita Chicken
- Seasoned Ground Beef
- Spicy Pork

Breakfast Whenever

- Egg & Cheese
- Potato, Egg & Cheese
- ★ Bacon, Egg & Cheese
- Bacon, Potato, Egg & Cheese
- Chorizo, Egg & Cheese
- Chorizo, Potato, Egg & Cheese
- Shrimp, Egg & Cheese

BREAKFAST FAVES

Served with refried beans, Latin-fried potatoes, two flour tortillas & salsa verde

Huevos Rancheros
Two fried eggs, tomatoes, jalapenos, onions & fire-roasted salsa

Migas
Scrambled eggs, chorizo, pico de gallo & tortilla strips

Breakfast Taco Plate
Choose any two breakfast tacos

Baja Tacos

Soft corn tortilla with lettuce, tomatoes, shredded cheese, cilantro, feta & garlic sauce

- Shrimp *Grilled or Tempura*
- ★ Mahi *Grilled or Tempura*
- Shredded Chicken
- Shredded Brisket
- Fajita Chicken
- Fajita Beef
- Seasoned Ground Beef
- Spicy Pork
- Grilled Veggie
- Fried Avocado

PRIMO BAJA

★ **California Heat**
Grilled or tempura shrimp, bacon, avocado, cheese, pico de gallo, feta & sriracha-lime sauce on a flour tortilla

Citrus Heat Mahi
Grilled or tempura Mahi, spicy slaw, garlic sauce, grilled pineapple & orange honey habanero sauce on a soft corn tortilla

Queso Shrimpico
Grilled or tempura shrimp, queso, garlic sauce, corn pico, feta & Fuzzy Dust on a flour tortilla

Burritos

Cilantro-lime rice, black beans, guacamole, shredded cheese, pico de gallo & garlic sauce

- Shredded Chicken
- ★ Shredded Brisket
- Fajita Beef or Fajita Chicken
- Seasoned Ground Beef
- Spicy Pork

Burrito Bowls

Lettuce, rice, black beans, guacamole, pico de gallo, shredded cheese, garlic sauce, and fire-roasted salsa or spicy chimichurri

- Fajita Beef or Fajita Chicken
- Shredded Chicken
- Shredded Brisket
- Grilled Mahi
- Shrimp *Grilled or Tempura*
- Seasoned Ground Beef
- Spicy Pork
- Fajita Veggies
- Grilled Veggie

Mexican Plates

Includes two sides

Taco Plate
Choose any two tacos

Enchilada Plate
Choose any two – chicken, beef, pork, veggie, cheese, or grilled shrimp

Combo Plate
Choose one taco + one enchilada

Fajita Plate – Chicken, Beef, or Shrimp
Fajita Plates served with flour tortillas, guacamole, lettuce, sour cream, shredded cheese & pico de gallo

The Hard Stuff

- Frozen House Margarita
- Rocks House Margarita
- House Beerita
- Beer

Drinks

- Regular Cup
- Souvenir Cup
  Forever Refills
- Bottled Water
- Coffee

Kid Stuff

- Cheese Nachos
- Cheeseburger Quesadilla
- Kid Taco Plate
- Chicken Sticks

Side Vibes

- Refried Beans
- Black Beans
- Borracho Beans
- Mix-Mex Rice
- Cilantro-Lime Rice
- Latin-Fried Potatoes

SWEET TALK

- ★ Sopapilla Bites
- Oreo Churros

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Future of Fuzzy’s with Dine Brands • We will focus fully on integrating Fuzzy's into Dine's system, accelerating growth and scale, leveraging existing synergies, and realizing the exciting value creation opportunity Fuzzy's represents • This deal will add further diversification and increased exposure to the growing Mexican, fast casual and value dining categories at an attractive valuation • We remain committed to our capital allocation priorities and continuing to invest across technology, marketing, and menu and restaurant innovation • We believe this size and type of deal can represent a compelling M&A model for Dine Brands, but we have no current plans for any additional transactions 8

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Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as the anticipated benefits of the Fuzzy’s acquisition. You can identify these forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “goal” and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: uncertainty regarding the duration and severity of the ongoing COVID-19 pandemic and its ultimate impact on the Company; the effectiveness of related containment measures; general economic conditions, including the impact of inflation; our level of indebtedness; compliance with the terms of our securitized debt; our ability to refinance our current indebtedness or obtain additional financing; our dependence on information technology; potential cyber incidents; the implementation of restaurant development plans; our dependence on our franchisees; the concentration of our Applebee’s franchised restaurants in a limited number of franchisees; the financial health of our franchisees; our franchisees’ and other licensees’ compliance with our quality standards and trademark usage; general risks associated with the restaurant industry; potential harm to our brands’ reputation; possible future impairment charges; the effects of tax reform; trading volatility and fluctuations in the price of our stock; our ability to achieve the financial guidance we provide to investors; successful implementation of our business strategy; the availability of suitable locations for new restaurants; shortages or interruptions in the supply or delivery of products from third parties or availability of utilities; the management and forecasting of appropriate inventory levels; development and implementation of innovative marketing and use of social media; changing health or dietary preference of consumers; risks associated with doing business in international markets; the results of litigation and other legal proceedings; third-party claims with respect to intellectual property assets; our ability to attract and retain management and other key employees; compliance with federal, state and local governmental regulations; risks associated with our self-insurance; natural disasters, pandemics, epidemics, or other serious incidents; our success with development initiatives outside of our core business; the adequacy of our internal controls over financial reporting and future changes in accounting standards; disruptions to our business and operations resulting from our agreement to acquire Fuzzy’s Tacos (or the announcement thereof); our inability to successfully close the Fuzzy’s Tacos acquisition in a timely manner or at all due to the failure to satisfy the conditions precedent to the consummation of the transaction; our failure to realize the expected benefits of the Fuzzy’s Tacos acquisition if it does close; and other factors discussed in the Risk Factors Section of our Annual Report on Form 10-K. The forward-looking statements contained in this presentation are made as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by law, we do not intend to, nor do we assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances. 10